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                                                                  EXHIBIT 10.26

                    ***PORTIONS OF THIS EXHIBIT MARKED BY
                    BRACKETS ("[______]") OR OTHERWISE
                    IDENTIFIED HAVE BEEN OMITTED PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL
                    TREATMENT.  THE OMITTED PORTIONS HAVE
                    BEEN FILED SEPARATELY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION.***

03/17/97 5:18 PM

                          INTERSTATE TELEPHONE COMPANY

                                       AND

                             CYBERNET HOLDING, INC.

                         AGREEMENT FOR THE PROVISION OF

                         BILLING AND COLLECTION SERVICES

         This agreement made and entered into on April 2 , 1997, between INTERSTATE TELEPHONE COMPANY ("Interstate") and CYBERNET HOLDING, INC. ("Cybernet"), sets forth the terms whereby Interstate will perform certain billing and collection services for Cybernet. This agreement shall remain in effect for a minimum of one year or thereafter until such time as cancelled by either party, provided that said termination is not inconsistent with the terms of any applicable tariff.

I.       BILLING AND COLLECTION SERVICE DESCRIPTION

         Interstate agrees to perform the services of recording and rating messages processed through Interstate's switch which reflect Cybernet end user traffic, providing this information to Cybernet through means of magnetic tape or other mutually agreed upon medium, to process these messages into billable formats, and prepare and render end user bills to Cybernet.

         Total Cybernet charges to the end user will include any federal, state, and local taxes to be calculated by Interstate and collected by Cybernet. Cybernet will be responsible for reporting and payment of taxes to the proper taxing authority in a timely manner.

         Interstate will refer all customer inquiries and questions related to Cybernet end users to Cybernet Customer Service at _________________. Cybernet intends to perform inquiry services, treatment of accounts, message investigation, and toll investigation for messages processed by Interstate. Cybernet will issue to Interstate via agreed upon medium, credit memorandums for any charges determined to be credited from a customer's account.

         Procedures for disconnect for nonpayment are not contained in this agreement, but can be found in the Capacity Lease Agreement in effect between Interstate and Cybernet.

II.      COMPENSATION

         Compensation for services provided for in this Agreement shall be established at the rates mutually agreed to by Interstate and Cybernet and contained in Attachment "I".


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III.     PERFORMANCE STANDARDS

         All messages will appear on the customer's bill within sixty (60) days of the date the call is generated, except in the case of third party billed calls which will be billed within forty-five (45) days of receipt of such calls in Interstate's billing center. Interstate will reimburse Cybernet for any customer write-offs which directly result from any messages failing to meet the standards stated above. Interstate assumes no responsibility for circumstances described in Section XI, Force Majeure.

IV.      MINIMUM ORDER AND REQUIREMENTS

         Cybernet agrees to the following minimum payments as follows:

                One-time Set Up and Hardware Fee :               [_________]
                                                                  ---------
                Minimum Monthly Payment                            [_______]
                                                                    -------

V.       STATEMENT PREPARATION

         Interstate will report Cybernet messages as billed to end users on or before sixty (60) days of the date of Cybernet's end user bill including such messages to customers.

         This statement will be prepared by Interstate by the 15th of month following bill cycle with Cybernet remitting payment to Interstate by the 15th of the following month. Cybernet, (i.e., terms are net 30 from date of bill),will remit payment to:

                           Interstate Telephone Company
                           Attn:
                           P O Box 510, West Point, GA 31833

VI.      PROPRIETARY INFORMATION

         Interstate and Cybernet expressly agree that it will not disclose any information which is designated "confidential" or "proprietary" by the party providing it to the other without prior written consent except as what may be required by law. Each party will use the same care to maintain confidentiality of information necessary for the provision of the Billing and Collection services provided for hereunder as it uses with respect to its own proprietary and confidential information. Each party agrees to give prompt notice to the other party of any demands to disclose or provide proprietary information pursuant to subpoena or other lawful process prior to disclosing or providing the same.



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VII.     DATA RETENTION

         All data associated with the performance of services hereunder shall be retained, as applicable, for the retention time required by law for maintaining federal, state and local tax information, the time required by law or regulation in order to substantiate or reconstruct end user invoices, or the retention time used by Interstate for its own billing information, whichever is longest.

VIII.    SEVERABILITY

         In the event that one or more of the provisions contained herein shall, for any reason, be held to be unenforceable in any respect, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if the unenforceable provision had not been contained herein.

IX.      RELATION OF PARTIES

         The parties declare and agree that each party hereto is engaged in a separate and distinct business which is independent from that of the other party and that each party shall perform its obligation hereunder as an independent contractor and not as an agent, employee, or servant of the other party.

X.       GOVERNING LAW

         This Agreement shall be deemed to be a contract made under the laws of the State of Alabama.

XI.      FORCE MAJEURE

         Neither party shall be held liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, including but not limited to acts of God, acts of civil or military authority, government regulations, insurrections, fires, explosions, earthquakes, floods, strikes, power blackouts, unusually severe weather conditions, inability to procure products or services of other persons or transportation facilities. This provision will not apply where it contradicts a specific indemnification or hold harmless provision of this Agreement.

XII.     LIMITATION OF LIABILITY

         Neither Cybernet nor Interstate shall be liable to the other for any special, incidental or consequential damages of any nature or for any reason, even if advised of the possibility of such damages, nor, except to the extent explicitly provided for herein, for any claims against the other by a third party.


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XIII.    INDEMNIFICATION

         To the extent not prohibited by law and except as otherwise provided herein, each party shall indemnify and hold harmless the other party from and against any loss, costs, claim, injury or liability, including reasonable attorney's fees, brought by a person not a party hereto or an affiliate under this Agreement which relates to or arises out of the breach of any of the provisions of this Agreement or the negligent or intentional acts or omissions of the indemnifying party of its employees, agents, or contractors in connection with the actions taken under this Agreement.

XIV.     WAIVERS

         No waiver of any provisions of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the party against whom such waiver or consent is claimed. No course of dealing or failure of any party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

XV.      HEADINGS

         The headings of sections and paragraphs in this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

XVI.     NOTICES

         Communications concerning this Agreement and the operations of the parties as described in this Agreement will be between the following representatives of the parties:

                           INTERSTATE TELEPHONE COMPANY
                           ATTN:
                           P O Box 510, West Point, GA 31833 Telephone:
                           Fax:
                           Contact:

                           CYBERNET
                           ATTN:
                           P O Box 510, West Point, GA 31833 Telephone:
                           Fax:
                           Contact:

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed for them and on their behalf by their authorized representatives, as of the day first written above.

         WITNESS:                                 INTERSTATE TELEPHONE COMPANY

         /s/ Nancy Steele                         BY:/s/ Robert Nyswaner
         ----------------------------                -----------------------
                                                  Title:  CFO
                                                        --------------------

         WITNESS:                                 CYBERNET

         /s/ Dixie Noles                          BY:/s/ William E. Morrow
         ----------------------------                -----------------------
                                                  Title:  CEO & President
                                                        --------------------


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                                 ATTACHMENT "A"

                                       TO

                             INTERSTATE AND CYBERNET
                         AGREEMENT FOR THE PROVISION OF
                         BILLING AND COLLECTION SERVICES

A-1. Message Recording Services - Includes rating, recording, data transmission, and preparing messages in a billable format

                                   RATE: [_________________]

A-2.     Message Billing Service - Preparing end user bill

                                   RATE: [______________________]

A-3.     Carrier Access Bill

                                   RATE: [_____________________________]


BY: /s/ Robert Nyswaner                          BY: /s/ William E. Morrow
    -----------------------------                    --------------------------
    Interstate Telephone Company                     CyberNet Holding, Inc.

TITLE:            CFO                            TITLE:  CEO & President
     ----------------------------                     -------------------------

DATE:             4/2/97                         DATE:           4/2/97
    -----------------------------                    --------------------------


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